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                                                  EXHIBIT 99


                            SUNRISE BANK OF SAN DIEGO

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held On May 25, 2004

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned shareholder of SUNRISE BANK OF SAN DIEGO hereby appoints John S. Lewis and Randall S. Cundiff, or either of them, to represent the undersigned at the meeting of the shareholders of SUNRISE BANK OF SAN DIEGO to be held on May 25, 2004, at 11:00 a.m. (local time), at Sunrise Bank of San Diego, 4570 Executive Drive, Suite 110, San Diego, California 92121, and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the matters listed below.

      When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder and in the discretion of the proxy holder as to any other matter that may come before the meeting of shareholders and at any adjournment or postponement thereof. If no direction is given, this proxy will be voted "FOR" the proposal to approve and adopt the Plan of Share Exchange and in the discretion of the proxy holder as to any other matter that may properly come before the meeting or any adjournments or postponements thereof.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, DATE, AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN OF SHARE EXCHANGE.

      1. Proposal to approve and adopt the Plan of Share Exchange, dated as of January 31, 2004, between and among CAPITOL BANCORP LIMITED and the shareholders of SUNRISE BANK OF SAN DIEGO to exchange the shares of common stock of SUNRISE BANK OF SAN DIEGO not now held by CAPITOL BANCORP LIMITED for shares of common stock of CAPITOL BANCORP LIMITED according to the terms of the Plan of Share Exchange. After the share exchange, SUNRISE BANK OF SAN DIEGO will be a wholly-owned subsidiary of CAPITOL BANCORP LIMITED.

                [_] FOR         [_] AGAINST         [_] ABSTAIN
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      2.  Election of Directors.

Number of shares entitled to vote: ________

CHOOSE A OR B

A ________  Vote for the nominees listed.

B ________  Withhold authority to vote for all nominees listed below.

            ________ Scott R. Andrews     ________ Steven K. Black

            ________ Richard A. Byer      ________ Craig V. Castanos

            ________ Randall S. Cundiff   ________ Michael R. Labelle

            ________ John S. Lewis        ________ Toby T. Macfarlane

            ________ Robert J. Matkovich  ________ John F. McColl

            ________ James L. McCullough  ________ John McGuinness

            ________ Ronald D. McMahon    ________ John M. Rooney

            ________ Rande H. Turner


      3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, IT SHALL BE VOTED FOR PROPOSAL 1 AND 2.

Dated:  ______________, 2004


                                          --------------------------------
                                          Number of Shares of Common Stock

                                          --------------------------------
                                          Signature (and title if applicable)


                                          --------------------------------
                                          Signature (if held jointly)

                                          Please sign your name exactly as it
                                          appears on your stock certificate.
                                          When shares are held by joint tenants,
                                          both should sign. When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give full
                                          title as such. If a corporation,
                                          please sign in full corporate name by
                                          the President or other authorized
                                          officer. If a partnership, please sign
                                          in partnership name by authorized
                                          person.